# Comarco

## Market & Strategy Overview

Presented by

Tom Franza,
President and CEO

May 2007

Nasdaq: CMRO

## Safe Harbor Statement

*This presentation includes "forward-looking statements" that are subject to risks, uncertainties, and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. A number of important factors could cause our results to differ materially from those indicated by these forward-looking statements, including, among others, the impact of perceived or actual weakening of economic conditions on customers' and prospective customers' spending on our products and services; quarterly fluctuations in our revenue or other operating results; failure to meet financial expectations of analysts and investors, including failure from significant reductions in demand from earlier anticipated levels; risks related to market acceptance of our products and our ability to meet contractual and technical commitments with our customers; activities by us and others regarding protection of intellectual property; and competitors' release of competitive products and other actions. Further information on potential factors that could affect our financial results are included in risks detailed from time to time in our Securities and Exchange Commission filings, including those detailed filings on Form 10-K and Form 10-Q.*

*Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither any other person nor we assume responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.*

Comarco

## Agenda

1. Overview
2. ChargeSource
3. WTS
4. Strategy/Milestones
5. FY08 Business Outlook

Comarco

## Overview

- FY07 financial results negatively impacted by:
  - Wind-down of SwissQual collaboration – WTS business
  - Exclusive relationship with sole source retail distributor – ChargeSource business
- FY07 financial results positively impacted by:
  - Cash proceeds/gain on sale of SwissQual
  - $1.00/share special dividend paid
- FY08 expected to be transition year
- ChargeSource and WTS strategies expected to generate FY09 growth

Comarco

## *ChargeSource In Transition*

- Historically, products sold through single distribution partner
- Risks:
  - Limited by capabilities of exclusive sole source distributor
  - Underserved geographic regions
  - Lack of meaningful sell-through information
  - Sub-optimized merchandising
  - Unpredictable buying patterns and inventory requirements
  - Distributors' objectives may be different than Comarco's

*Comarco's response: Expand distribution to multiple partners across geographic regions*

Comarco

## *ChargeSource Market*

- Address three primary channels
  - Retail
  - OEM-branded accessories
  - OEM "In-The-Box"
- Market opportunity very large
  - Portable computers – 138 million units by 2009
  - Mobile phones and other handheld devices – more than 1 billion units per year

Comarco

## ChargeSource Market Opportunity
## Retail High Power

- Transitioning to non-exclusive distribution
- Estimated potential: 100K to 200K units/month
- Leading resellers/retailers
  - Kensington
  - Battery Biz
  - APC
  - Belkin
  - Logitech
  - RadioShack
  - Targus
  - Trust

Comarco

## ChargeSource Market Opportunity
## OEM-Branded High Power

- Current work with OEM on specific designs
- Estimated potential of 25K to 50K units/month per OEM
- Leading notebook OEMs
  - Dell
  - HP
  - Lenovo
  - Acer

# ChargeSource Market Opportunity OEM "In-the-Box" High Power

- Current work with Flextronics (contract manufacturer) on OEM requested designs
- Estimated potential: millions of units/month
- Very large volume – royalty
- Leading notebook OEMs
  - Dell
  - HP
  - Lenovo
  - Acer

Comarco

# ChargeSource Market Opportunity Low Power (Mobile Phones)

- Positioned to enter market if/when demand develops
- Estimated potential: millions of units/month
- Very large volume – gross margins expected to be less than high power
- Potential exposure to channel inventory and sell through risk – revenue when sold to end-user.
- Leading wireless carriers/retailers
  - Cingular
  - RadioShack
  - Sprint/Nextel
  - T-Mobile
  - Verizon

Comarco

## WTS in Transition

- Historically, demand choppy and difficult to predict
- Demand impacted by roll-out of new wireless technologies and services
- Disruption due to SwissQual sale
  - Loss of EMEA sales and support and testing/service expertise
- Significant fixed engineering and support costs

Comarco

## WTS Strategic Response

- Alliance with Ascom
  - Leading Swiss company with the largest installed base of wireless QoS systems in the world
  - Collaborating on development of next-generation wireless optimization and benchmarking/QoS systems
    - Capture EMEA installed base
    - Bring new services to North America markets
  - Share engineering, sales & support resources
- Introduction of optimization products to expand market opportunity beyond benchmarking/QoS

## WTS in Transition

- Historically, demand choppy and difficult to predict
- Demand impacted by roll-out of new wireless technologies and services
- Disruption due to SwissQual sale
  - Loss of EMEA sales and support and testing/service expertise
- Significant fixed engineering and support costs

Comarco

## WTS Strategic Response

- Expand market potential with new optimization and phone-based QoS products



*Symphony Opti*
***Network Optimization***



*QuOTA*
***Phone-Based Measurement***

Comarco

## Strategy/Milestones

- Expand non-exclusive retail distribution of ChargeSource products
- Complete product designs of ChargeSource adapters for OEM-branded accessories channel
- Pursue OEM "in-the-box" opportunities with Flextronics
- Monitor and drive low power opportunity, as dictated by the market
- Complete co-development (Comarco/Ascom) of next-generation optimization and QoS systems

Comarco

## FY08 Business Outlook

- **Transition year**
- **ChargeSource**
  - Expansion of non-exclusive retail distribution network
  - Timing & value of OEM-branded accessories and OEM "in-the-box" wins uncertain at this time.
- **WTS**
  - Sluggish industry demand
  - FY08 WTS revenue expected to be less than FY07
  - New products expected to ship 2H08
- **Call Box**
  - FY08 call box revenue expected to be less than FY07 due to completion of upgrade contracts
  - Upgrade cycle will be completed during FY08

ChargeSource and WTS strategies are expected to drive revenue and growth and improved financial results in FY09